Exhibit 99.1

August 21, 2023

FLOWERS FOODS ANNOUNCES APPOINTMENT OF HEETH VARNEDOE

AS PRESIDENT, NAMES TERRY THOMAS CHIEF GROWTH OFFICER, AND

ELECTS BRIGITTE KING AND JOANNE SMITH TO BOARD OF DIRECTORS

THOMASVILLE, Ga. – Flowers Foods, Inc. (NYSE: FLO) today announced two transitions to the senior leadership of the company and the election of two new members to the board of directors. The following changes are effective September 1, 2023:

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Heeth Varnedoe, chief operating officer at Flowers, will begin serving as president and chief operating officer of the company. Varnedoe has held a number of key management roles at Flowers, including chief transformation officer, senior vice president of DSD Regions/Sales, and president of the Phoenix bakery.

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Terry S. Thomas, currently a member of the board of directors of Flowers Foods, will resign as a member of the board and join the company as chief growth officer, reporting to Ryals McMullian, chairman, chief executive officer, and president. A new position at Flowers, the chief growth officer is responsible for leading and managing growth initiatives, product development and innovation, marketing, and customer partnerships. Thomas has extensive experience working globally in the consumer goods industry, most recently as global chief customer officer at Unilever. Previously, he has held executive and management positions at PepsiCo, Coca-Cola, Clorox, and Procter & Gamble. Thomas holds a bachelor’s degree in economics from Northwestern University and an MBA from the Kellogg School of Management at Northwestern University.

“Congratulations to Heeth on his well-deserved promotion,” commented McMullian. “Over the last few years, Heeth has overseen a number of transformative initiatives at Flowers and has proven himself to be an extremely capable senior executive. Going forward, Heeth will be taking on a number of additional responsibilities and I am supremely confident that he will continue to make significant contributions to our success.

“I’m looking forward to working directly with Terry to uncover new revenue streams for the company, one of the key responsibilities of his role,” McMullian continued. “Terry’s global experience working at a senior level for some of the most respected CPG companies in the world will be invaluable to us as we continue to transform Flowers into a consumer and brand-centric company.”

The Flowers Foods board of directors has elected two new independent directors, effective October 1, 2023:

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Brigitte King is the global chief digital officer at Colgate-Palmolive Company, where she oversees digital commerce, digital marketing and omnichannel brand strategies. King has extensive digital and consumer marketing experience, and held senior roles at PVH Corp. and at L’Oréal, serving as their Chief Consumer Officer, prior to joining Colgate. King holds a bachelor’s degree in political science from Clark University. She will serve on the audit committee and finance committee of the board.

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Joanne Smith is executive vice president and chief people officer at Delta Air Lines, where she oversees talent management and development, recruitment, HR service delivery, diversity and inclusion, and HR policies and programs. While at Delta, she has also held product development and marketing roles. Smith holds a bachelor’s degree in business administration from California Polytechnic State University. She will serve on the audit committee and finance committee of the board.

“On behalf of the entire board of directors, I’d like to welcome Brigitte and Joanne as the newest Flowers board members,” said McMullian. “The expertise and perspective they bring will add significant support for two of our four strategic priorities: focusing on our brands and developing our team. Their guidance will be a great benefit to the board – and the more than 9,000 Flowers employees – as we work to become a more agile and innovative company.”

About Flowers Foods

Headquartered in Thomasville, Ga., Flowers Foods, Inc. (NYSE: FLO) is one of the largest producers of packaged bakery foods in the United States with 2022 sales of $4.8 billion. Flowers operates bakeries across the country that produce a wide range of bakery products. Among the company’s top brands are Nature’s Own, Dave’s Killer Bread, Wonder, Canyon Bakehouse, and Tastykake. Learn more at www.flowersfoods.com.

Investor Contact: J.T. Rieck (229) 227-2253

Media Contact: flowersfoods.com/contact/media-inquiries

Forward-Looking Statements

Statements contained in this press release and certain other written or oral statements made from time to time by Flowers Foods, Inc. (the “company”, “Flowers Foods”, “Flowers”, “us”, “we”, or “our”) and its representatives that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to current expectations regarding our business and our future financial condition and results of operations and are often identified by the use of words and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “is likely to,” “is expected to” or “will continue,” or the negative of these terms or other comparable terminology. These forward-looking statements are based upon assumptions we believe are reasonable. Forward-looking statements are based on current information and are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. Certain factors that may cause actual results, performance, liquidity, and achievements to differ materially from those projected are discussed in our Annual Report on Form 10-K (the “Form 10-K”) and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and may include, but are not limited to, (a) unexpected changes in any of the following: (1) general economic and business conditions; (2) the competitive setting in which we operate, including advertising or promotional strategies by us or our competitors, as well as changes in consumer demand; (3) interest rates and other terms available to us on our borrowings; (4) supply chain conditions and any related impact on energy and raw materials costs and availability and hedging counter-party risks; (5) relationships with or increased costs related to our employees and third-party service providers; (6) laws and regulations (including environmental and health-related issues); and (7) accounting standards or tax rates in the markets in which we operate, (b) the loss or financial instability of any significant customer(s), including as a result of product recalls or safety concerns related to our products, (c) changes in consumer behavior, trends and preferences, including health and whole grain trends, and the movement toward less expensive store branded products, (d) the level of success we achieve in developing and introducing new products and entering new markets, (e) our ability to implement new technology and customer requirements as required, (f) our ability to operate existing, and any new, manufacturing lines according to schedule, (g) our ability to implement and achieve our environmental, social, and governance goals in accordance with regulatory requirements and expectations of stakeholders, suppliers, and customers; (h) our ability to execute our business strategies which may involve, among other things, (1) the ability to realize the intended benefits of completed, planned or contemplated acquisitions, dispositions or joint ventures, (2) the deployment of new systems (e.g., our enterprise resource planning (“ERP”) system), distribution channels and technology, and (3) an enhanced organizational structure (e.g., our sales and supply chain reorganization), (i) consolidation within the baking industry and related industries, (j) changes in pricing, customer and consumer reaction to pricing actions (including decreased volumes), and the pricing environment among competitors within the industry, (k) our ability to adjust pricing to offset, or partially offset, inflationary pressure on the cost of our products, including ingredient and packaging costs; (l) disruptions in our direct-store-delivery distribution model, including litigation or an adverse ruling by a court or regulatory or governmental body that could affect the independent contractor classifications of the independent distributor partners, (m) increasing legal complexity and legal proceedings that we are or may become subject to, (n) labor shortages and turnover or increases in employee and employee-related costs, (o) the credit, business, and legal risks associated with independent distributor partners and customers, which operate in the highly competitive retail food and foodservice industries, (p) any business disruptions due to political instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine), incidents of terrorism, natural disasters, labor strikes or work stoppages, technological breakdowns, product contamination, product recalls or safety concerns related to our products, or the responses to or repercussions from any of these or similar events or conditions and our ability to insure against such events, (q) the failure of our information technology systems to perform adequately, including any interruptions, intrusions, cyber-attacks or security breaches of such systems or risks associated with the implementation of the upgrade of our ERP system; and (r) the potential impact of climate change on the company, including physical and transition risks, availability or restriction of resources, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms. The foregoing list of important factors does not include all such factors, nor does it necessarily present them in order of importance. In addition, you should consult other disclosures made by the company (such as in our other filings with the SEC or in company press releases) for other factors that may cause actual results to differ materially from those projected by the company. Refer to Part I, Item 1A., Risk Factors, of the Form 10-K, Part II, Item 1A., Risk Factors, of the Form 10-Q for the quarter ended July 15, 2023 and subsequent filings with the SEC for additional information regarding factors that could affect the company’s results of operations, financial condition and liquidity. We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law. You are advised, however, to consult any further public disclosures by the company (such as in our filings with the SEC or in company press releases) on related subjects.